GRANITESHARES ETF TRUST

FUND	TICKER SYMBOL
GRANITESHARES 2x LONG DELL Daily ETF	DLLL
GRANITESHARES 2x LONG INTC Daily ETF	INTW
GRANITESHARES 2x LONG MU Daily ETF	MULL
GRANITESHARES 2x LONG MRVL Daily ETF	MVLL
GRANITESHARES 2x LONG NVDA Daily ETF	NVDL
GraniteSHARES 2x LONG SMCI DAILY ETF	SMCL
GraniteSHARES 2x LONG VRT DAILY ETF	VRTL

SUPPLEMENT DATED JUNE 08, 2026

TO THE SUMMARY PROSPECTUSES, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated OCTOBER 24, 2025, AS PREVIOUSLY SUPPLEMENTED

After the close of the markets on June 24, 2026 (the “Payable Date”), each Fund will effect a forward split of its issued and outstanding shares as follows:

Fund Name	Ticker	CUSIP	Forward Split Ratio	Approximate increase in total number of outstanding shares
GRANITESHARES 2x LONG DELL Daily ETF	DLLL	38747R 561	8 for 1	700%
GRANITESHARES 2x LONG INTC Daily ETF	INTW	38747R 553	8 for 1	700%
GRANITESHARES 2x LONG MU Daily ETF	MULL	38747T 678	25 for 1	2,400%
GRANITESHARES 2x LONG MRVL Daily ETF	MVLL	38747R 520	3 for 1	200%
GRANITESHARES 2x LONG NVDA Daily ETF	NVDL	38747R 827	3 for 1	200%
GraniteSHARES 2x LONG SMCI DAILY ETF	SMCL	38747R 575	3 for 1	200%
GraniteSHARES 2x LONG VRT DAILY ETF	VRTL	38747R 512	3 for 1	200%

As a result of the share split, shareholders of each Fund will receive additional shares as indicated in the table above, and the number of each Fund’s issued and outstanding shares will increase by the approximate percentage indicated above.

The ticker and CUSIP will not be affected by the transaction.

The share split will apply to shareholders of record as of the close of the NASDAQ Stock Market. (the “NASDAQ”) on June 24, 2026 (the “Record Date”). Shares of the Funds will begin trading on the NASDAQ on a split-adjusted basis on June 25, 2026 (the “Ex-Date”). On the Ex-Date, the opening market value of a Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately the inverse ratio of the of forward split. The table below illustrates the effect of hypothetical splits on a shareholder’s investment.

3-for-1 forward split

Period	# of shares owned	Hypothetical NAV		Total Market Value
Pre-Split	10	US$	300	US$	3,000
Post-Split	30	US$	100	US$	3,000

8-for-1 forward split

Period	# of shares owned	Hypothetical NAV		Total Market Value
Pre-Split	10	US$	200	US$	2,000
Post-Split	80	US$	25	US$	2,000

25-for-1 forward split

Period	# of shares owned	Hypothetical NAV		Total Market Value
Pre-Split	3	US$	1,000	US$	3,000
Post-Split	75	US$	40	US$	3,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of each Fund’s record owners.

The share splits will not result in a taxable transaction for holders of each Fund’s shares. No transaction fees will be imposed on shareholders in connection with the share splits.

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Investors Should Retain This Supplement for Future Reference